UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

----------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

May 22, 2008

Date of Report (Date of earliest event Reported)

L & L INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA   000-32505   91-2103949

(State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

130 Andover Park East, Suite 101, Seattle WA 98188

(Address of principal executive offices) (Zip Code)

(206) 264-8065

Registrant’s Telephone Number, Including Area Code

L&L Financial Holdings, Inc.

720 Third Avenue, Suite 1611, Seattle, WA 98104

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

N/A

Section 2 – Financial Information

N/A

Section 3 – Securities and Trading Markets

N/A

Section 4 – Matters Related to Accountants and Financial Statements

N/A

Section 5 – Corporate Governance and Management

N/A

Section 6 – Asset-backed Securities

N/A

Section 7 – Regulation FD

N/A

Section 8 – Other Events

1)	L&L is listed on OTC-BB in January 2008. There is no public stock trading activity as of May 22, 2008.

2)	The Company presented its operations at the All-Cap All-China Conference sponsored by Brean Murray Carret & Co. in New York on Monday, May 19, 2008. Following information is distributed during the conference:

	1.	L&L Board of Directors profile

	2.	L&L management profile

	3.	L&L management presentation material on L&L background

See exhibit for details. Section 9 – Financial Statements and Exhibits N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L INTERNATIONAL HOLDINGS, INC. By: /S/ Paul Lee

Date: May 22, 2008

_____________________ Paul Lee, Chairman